UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

July 24, 2017

Date of Report (Date of earliest event reported)

ACURA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

State of New York	1-10113	11-0853640
(State of Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

616 N. North Court, Suite 120

Palatine, Illinois 60067

(Address of principal executive offices) (Zip Code)

(847) 705-7709

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Sale of Equity Securities.

On July 24, 2017, Acura Pharmaceuticals, Inc. (“we” or the “Company”) entered into a Subscription Agreement (the “Agreement”), with John Schutte (the “Investor”). Pursuant to the Agreement, the Investor purchased 8,912,655 units (“Units”) of the Company, at a price of $0.4488 per Unit, for an aggregate purchase price of $4.0 million (the “Transaction”). Each Unit consists of one share of common stock, $0.01 par value (”Common Stock”) and a warrant to purchase one fifth (0.2) of a share of Common Stock (the “Warrant”). The issue price of the Units is equal to 85% of the average last sale price of the Company’s Common Stock for the five trading days prior to execution of the Agreement. The Warrants are immediately exercisable at a price of $0.528 per share (which equals the average last sale price of the Company’s Common Stock for the five trading days prior to execution of the Agreement) and expire five years after issuance (subject to earlier expiration in event of certain acquisitions).

We estimate that the net cash proceeds to the Company after expenses of the Transaction are approximately $3.9 million. We intend to use the net proceeds of the Transaction for working capital purposes, including the funding of Phase I clinical trials for one or more products utilizing our LimitX technology.

After giving effect to our issuance of the Units described above, we will have 20,745,994 shares of Common Stock outstanding and Investor will beneficially own 47.5% of the Company’s Common Stock (calculated in accordance with Rule 13d-3 of the Securities Exchange Act of 1934). Prior to Investor’s acquisition of Units, Galen Partners III, LP and Essex Woodlands Health Ventures Fund V, L.P.  or their affiliates were the Company’s largest shareholders and beneficially owned approximately 18.5% and 16.5%, respectively, of the Company’s Common Stock.

The foregoing is only a summary of certain terms of the Agreement and the Warrants and is qualified in its entirety by the full text thereof, attached hereto as Exhibit 10.1 and 4.1, respectively.

The Transaction was completed through a private placement to an accredited investor and is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended and/or Regulation D promulgated under the Securities Act of 1933. At the time of execution of the Agreement, the Investor represented to the Company that he was an accredited investor as defined in Rule 501(a) of the Securities Act of 1933 and that the Common Stock, the Warrants and the Common Stock issuable under the Warrants were being acquired for investment purposes. The Common Stock and shares of Common Stock underlying the Warrants sold pursuant to the Agreement have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from registration requirements.

Investor’s Relationship to the Company

Investor is a principal of Mainpointe LLC, a Kentucky limited liability company. As previously reported, in March 2017, Mainpointe LLC acquired from the Company rights to Nexafed® and Nexafed® Sinus Pressure + Pain in the United States and Canada for an upfront licensing fee of $2.5 million plus approximately $425,000 for transferred inventory and equipment. The Company will receive a 7.5% royalty on sales of licensed products. Mainpointe LLC also has options to expand the territory and products covered for additional sums. For a further description of the transaction, see our Form 8-K filed with the Securities and Exchange Commission on March 16, 2017.

Second Amended and Restated Voting Agreement

Simultaneous with the closing of the Transaction, the Company and Essex Woodlands Health Ventures V, L.P. (“Essex”) agreed to amend and restate the existing Voting Agreement between the parties to provide for Investor to join as a party (as so amended, the “Second Amended and Restated Voting Agreement”). The Second Amended and Restated Voting Agreement provides that our Board of Directors shall be comprised of no more than seven members (subject to certain exceptions), (i) one of whom is the Company’s Chief Executive Officer, (ii) three of whom are independent under Nasdaq standards, and (iii) one of whom shall be designated by each of Essex, Galen Partners III, L.P. (“Galen”) and Investor. The right of each of Essex, Galen and Investor to designate one director to our Board will continue as long as he or it and their affiliates collectively hold at least 600,000 shares of our Common Stock (including warrants exercisable for such shares). The Second Amended and Restated Voting Agreement will become effective upon receipt of Galen’s counter-part signature. Immanuel Thangaraj is the designee of Essex. Galen has not designated a director. Investor has not designated a director as of the date of filing this Report.

In addition, each of Galen, Investor and Essex also has the right to designate their directors to any committee established by the Board of Directors, so long as they meet the relevant independence standards, in the case of our Audit Committee and Compensation Committee.

The foregoing is only a summary of certain terms of the Second Amended and Restated Voting Agreement and is qualified in its entirety by the full text thereof, attached hereto as Exhibit 10.2.

Item 3.02. Unregistered Sales of Equity Securities.

The information called for by this item is contained in Item 1.01, which is incorporated herein by reference.

Item 5.01. Change in Control of the Registrant.

Investor’s acquisition of Units described in Item 1.01 above could be deemed a change in control of the Company. Item 1.01 is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Second Amended and Restated Voting Agreement (which is described under the caption “Second Amended and Restated Voting Agreement” in Item 1.01 above and is incorporated herein by reference), Investor may designate a director to the Company’s Board. Investor’s transactions with the Company are described under the caption “Investor’s Relationship to the Company” in Item 1.01 and are incorporated herein by reference.

Item 8.01. Other Events

In connection with the events described in Item 1.01, the Company issued a press release attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

Exhibit
Number	Description

4.1	Form of Warrant
10.1	Subscription Agreement
10.2	Second Amended and Restated Voting Agreement
99.1	Press Release dated July 24, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACURA PHARMACEUTICALS, INC.

By:	/s/ Peter A. Clemens
Peter A. Clemens
Senior Vice President & Chief Financial Officer

Date:	July 24, 2017

EXHIBIT INDEX

Exhibit
Number	Description

4.1	Form of Warrant
10.1	Subscription Agreement
10.2	Second Amended and Restated Voting Agreement
99.1	Press Release dated July 24, 2017